SANFORD C. BERNSTEIN FUND, INC.

- AB International Portfolio

- AB Tax-Managed International Portfolio

- AB Emerging Markets Portfolio

(each a “Portfolio” or collectively, the “Portfolios”)

Supplement dated April 26, 2018 to the Statement of Additional Information (“SAI”) dated January 26, 2018 of the AB International Portfolio (the “International Portfolio”), AB Tax-Managed International Portfolio (the “Tax-Managed International Portfolio”) and AB Emerging Markets Portfolio (the “Emerging Markets Portfolio”) of Sanford C. Bernstein Fund, Inc.

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Effective immediately the following changes are made to the SAI:

The second paragraph of the section of the SAI entitled “Investment Restrictions – Investment Restrictions of the Tax-Managed International Portfolio and the International Portfolio” is deleted in its entirety and replaced with the following:

The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Tax-Managed International Portfolio and the International Portfolio does not currently intend to:

1)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

3)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

The second paragraph of the section of the SAI entitled “Investment Restrictions – Investment Restrictions of the Emerging Markets Portfolio” is deleted in its entirety and replaced with the following:

The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Portfolio currently does not intend to:

1)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

3)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

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This Supplement should be read in conjunction with the SAI for the Portfolios.

You should retain this Supplement with your SAI for future reference.

The [A/B] Logo is a service mark of AB and AB® is a registered trademark used by permission of the owner, AB L.P.

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